UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21705

Nuveen Tax-Advantaged Floating Rate Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report

December 31, 2011

Nuveen
Tax-Advantaged
Floating Rate
Fund

JFP

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	7

Common Share Distribution and Price Information	9

Performance Overview	10

Shareholder Meeting Report	11

Portfolio of Investments	12

Statement of Assets & Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Statement of Cash Flows	17

Financial Highlights	18

Notes to Financial Statements	20

Reinvest Automatically Easily and Conveniently	28

Glossary of Terms Used in this Report	30

Additional Fund Information	31

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal CapitalSM. Mark Lieb and Phil Jacoby, who have more than 40 years of combined experience in the preferred securities markets, lead the team. Here Mark and Phil talk about their management strategy and the performance of the Fund for the six-month period ended December 31, 2011.

What key strategies were used to manage the Fund over this reporting period?

The Fund was designed to invest in securities issued primarily by middle market banks, and its investment objectives are to provide an attractive level of after-tax current income and capital preservation. However, our ability to actively manage the portfolio in an effort to achieve these objectives was limited during the period by the actual or perceived poor financial health of many middle market banks. This stress, whether real or not, caused many market participants to step back and forced sellers with no other options to accept very unappealing prices. This thin trading, often at relatively low prices, created an environment that severely limited our trading opportunities. Nonetheless, we used our best efforts to monetize some of the remaining value in the Fund's middle market bank holdings and switch the holdings into more liquid tax advantaged income hybrids of bigger financial names such as Wachovia Corp and State Street Corporation.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Refer to Glossary of Terms Used in this Report for definitions.

How did the Fund perform over this six-month period?

The performance of the Fund, as well as of comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/11

Fund	6-Month*	1-Year	5-Year
JFP	-9.11%	12.10%	-23.44%
Merrill Lynch Adjustable Rate Preferred Index**	-15.26%	-10.10%	-10.98%
Barclays Capital Aggregate Bond Index**	4.98%	7.84%	6.50%

For the six-month period ended December 31, 2011, the Fund's common shares at net asset value (NAV) outperformed its comparative index, but underperformed a general fixed income market index.

For the reporting period, the Fund's performance continued to be hampered by the weak performance of the middle market bank sector due to the broad declines in commercial real estate prices and development activity, which in turn was directly related to weakening overall economic activity in the U.S. economy.

For the reporting period, we sold five middle market bank non-cumulative preferred shares, which positively contributed to performance. These included City National Bancshares Corporation, MidCarolina Financial Corporation, Pedcor Bancorporation, Pedcor Financial and RMG Capital Corporation.

The Fund's performance was negatively impacted by non-middle market bank floating rate securities issued by MetLife, Deutsche Bank, Morgan Stanley and Aegon. Stocks of large multinational banks continued to be pressured by concerns such as the European debt crisis, ongoing implementation of new regulations, and an overall weak capital markets and trading environment. These holdings constrained absolute Fund performance primarily in October and November.

As of December 31, 2011, the Fund held more than 75% of its assets in preferred stocks and hybrid securities and other issues of large financial institutions, which overall have provided greater stability of performance than the Fund's middle market bank preferred stock investments from both an income and capital preservation perspective. However, recent economic uncertainty and market volatility has raised some doubts about the entire financial sector, and this caused the sector in general to perform poorly during the period.

Nuveen Investments

Fund Leverage
and Other Information

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed its ARPS at par in 2009.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also named Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contained the same basic allegations contained in the demand letters. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the Complaint. The plaintiffs failed to file an appeal of the court's decision within the required time period, resulting in the final disposition of the suit.

Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Availability Risk Associated with Investments in Preferred Stock Issued by Middle Market Banking Companies. The Fund's ability to make investments in preferred stock issued by middle market banking companies is dependent upon the availability of a sufficient supply.

Non-Diversification and Concentration Risk. The Fund is classified as "non-diversified," which means its returns may be affected disproportionately by the performance of a single security or relatively few securities.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Mid-Cap Company Risk. Mid-cap companies often carry additional risks because earnings of these companies tend to be less predictable than larger, more established companies.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund decreased its monthly distribution to common shareholders during September. Six of the fifteen preferred securities held by the Fund were not paying dividends as of the end of the period negatively impacting the income available to pay common share dividends.

The Fund has a managed distribution policy, which permits the Fund to include as part of its monthly distributions supplemental amounts from sources other than net investment income. The current intent of the Fund is to distribute only net investment income. However, the Fund's monthly distributions during this period did include distributions in excess of net investment income, although these excess amounts did not represent actual or anticipated portfolio price appreciation. Rather, the fact that the Fund paid out substantially more in monthly distributions than the amount of its net earnings during the period was attributable to the lack of dividends received on the Fund's holdings, as described above.

The following table provides estimated information regarding the Fund's common share distribution and total return performance for the six-month period ended December 31, 2011. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis.

As of 12/31/11 (Common Shares)	JFP
Inception date	3/28/05
Six months ended December 31, 2011:
Per share distribution:
From net investment income	$0.06
From realized capital gains	0.00
Return of capital	0.00
Total per share distribution	$0.06
Annualized distribution rate on NAV	4.98%
Average annual total returns:
Six month (cumulative) on NAV	-9.11%
1-Year on NAV	12.10%
5-Year on NAV	-23.44%
Since inception on NAV	-16.46%

Common Share Repurchases and Price Information

Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding common shares.

As of December 31, 2011, the Fund was trading at a -14.23% discount to its NAV, compared with an average discount of -10.12% for the six-month period.

Nuveen Investments

Fund Snapshot

Common Share Price	$2.05
Common Share Net Asset Value (NAV)	$2.39
Premium/(Discount) to NAV	-14.23%
Market Yield[1]	5.85%
Net Assets Applicable to Common Shares ($000)	$33,381

Average Annual Total Returns

(Inception 3/28/05)

	On Share Price	On NAV
6-Month (Cumulative)	-16.26%	-9.11%
1-Year	0.01%	12.10%
5-Year	-24.42%	-23.44%
Since Inception	-18.47%	-16.46%

Portfolio Composition

(as a % of total investments)2

Commerical Banks	55.6%
Capital Markets	21.5%
Insurance	8.7%
Professional Services	0.1%
Short-Term Investments	14.1%

JFP

Performance

OVERVIEW

(Unaudited)

Nuveen Tax-Advantaged Floating Rate Fund

  as of December 31, 2011

Portfolio Allocation (as a % of total investments)2

*  40.9% of total Preferred Securities are invested in Middle Market Banks.

2011 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within the Fund's Performance Overview Page.

1  Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

Nuveen Investments

JFP

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the Election of Board Members.

JFP
Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	12,016,814
Withhold	353,039
Total	12,369,853
David J. Kundert
For	12,021,279
Withhold	348,574
Total	12,369,853
Terence J. Toth
For	12,030,914
Withhold	338,939
Total	12,369,853

Nuveen Investments

JFP

Nuveen Tax-Advantaged Floating Rate Fund

Portfolio of INVESTMENTS

  December 31, 2011 (Unaudited)

Shares	Description (1)	Coupon			Ratings (2)	Value
	Preferred Securities – 57.1% (57.7% of Total Investments)
	Capital Markets – 8.1%
85,100	Goldman Sachs Group Inc., Series D	4.000	% (5)		Baa2	$1,462,018
1,800	Goldman Sachs Group Inc.	1.172	% (5)		Baa2	30,006
83,365	Morgan Stanley, Series 2006A	0.000	% (5)		BB+	1,226,299
	Total Capital Markets					2,718,323
	Commercial Banks - 44.8%
9,000	ABN AMRO North America Capital Funding, 144A	6.968	% (5)		BB+	5,346,563
5,300	Banco Santander Finance	0.000	% (5)		BBB+	73,511
10,000	Elmira Savings Bank, (MMB) (3)	8.998	% (5)		N/R	7,303,330
10,000	First Bank of Oak Park Corporation, Series 2005A, 144A, (MMB) (3), (4)	3.290	% (5)		N/R	25,000
78,371	HSBC USA Inc.	4.500	% (5)		A	1,456,917
5,000	Regent Bancorp Inc., Series A, (MMB) (3), (4)	8.481	% (5)		N/R	152,199
10,000	Rogers Bancshares Inc., 144A Series A, (MMB) (3), (4)	4.510	% (5)		N/R	276,000
10,000	Shorebank Corporation, Series 144A, (MMB) (3), (4)	4.184	% (5)		N/R	25,000
15,700	SunTrust Bank Inc.	0.000	% (5)		BB+	305,365
10,000	Vineyard National Bancorp, 144A Series C, 144A, (MMB) (3), (4)	4.205	% (5)		N/R	—
	Total Commercial Banks					14,963,885
	Insurance - 4.1%
62,600	MetLife Inc., Series A	4.000	% (5)		Baa2	1,377,826
	Professional Services - 0.1%
10,000	Blossman Bancshares, Inc., 144A, (MMB) (3), (4)	8.730	% (5)		N/R	25,000
	Total Preferred Securities (cost $83,262,174)					19,085,034
Principal Amount (000)/ Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	Capital Preferred Securities - 28.0% (28.2% of Total Investments)
	Capital Markets - 13.1%
2,000	Credit Suisse Guernsey	1.147	% (5)	5/15/17	A3	$1,327,800
2,500	Deutsche Bank Capital Funding Trust I	3.371	% (5)	12/29/49	BBB	1,487,500
1,600	State Street Capital Trust	8.250	% (5)	3/15/11	BBB+	1,573,968
	Total Capital Markets					4,389,268
	Commercial Banks - 10.4%
900	Societe Generale, 144A	1.128	% (5)	12/31/49	BBB–	503,046
2,000	U.S. Bancorp.	3.500	% (5)	4/15/61	A3	1,436,000
1,800	Wachovia Capital Trust III	5.570	% (5)	3/15/42	BBB+	1,507,500
	Total Commercial Banks					3,446,546
	Insurance - 4.5%
2,000	Aegon N.V. Perpetual Capital Securities	2.628	% (5)	7/15/49	Baa1	863,000
1,500	AXA SA	3.675	% (5)	8/06/49	A3	644,505
	Total Insurance					1,507,505
	Total Capital Preferred Securities (cost $10,667,472)					9,343,319

Nuveen Investments

Principal Amount (000)	Description	Coupon	Maturity	Value
	Short-Term Investments – 14.0% (14.1% of Total Investments)
$4,661	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $4,660,915, collateralized by $4,575,000 U.S. Treasury Notes, 1.50%, due 6/30/16, value $4,758,000	0.010%	1/03/12	$4,660,910
	Total Short-Term Investments (cost $4,660,910)			4,660,910
	Total Investments (cost $98,590,556) – 99.1%			33,089,263
	Other Assets Less Liabilities – 0.9%			291,410
	Net Assets Applicable to Common Shares – 100%			$33,380,673

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement pruposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1–General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Non-income producing; issuer has not declared a dividend in the past twelve months.

  (5)  Security has a floating rate coupon, which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.

  N/R  Not rated.

  (MMB)  Middle Market Bank.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2011 (Unaudited)

Assets
Investments, at value (cost $93,929,646)	$28,428,353
Short-term investments (at cost, which approximates value)	4,660,910
Cash	222,532
Receivables:
Dividends	65,624
Interest	41,305
Other assets	14,683
Total assets	33,433,407
Liabilities
Payable for investments purchased	8,341
Accrued expenses	44,393
Total liabilities	52,734
Net assets applicable to Common shares	$33,380,673
Common shares outstanding	13,982,903
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$2.39
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$139,829
Paid-in surplus	195,777,165
Undistributed (Over-distribution of) net investment income	(123,083)
Accumulated net realized gain (loss)	(96,911,945)
Net unrealized appreciation (depreciation)	(65,501,293)
Net assets applicable to Common shares	$33,380,673
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended December 31, 2011 (Unaudited)

Investment Income
Dividends	$813,029
Interest	136,195
Total investment income	949,224
Expenses
Management fees	150,157
Shareholders' servicing agent fees and expenses	151
Custodian's fees and expenses	3,969
Trustees' fees and expenses	459
Professional fees	5,098
Total expenses before custodian fee credit and expense reimbursement	159,834
Custodian fee credit	(3)
Expense reimbursement	(150,157)
Net expenses	9,674
Net investment income (loss)	939,550
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(28,806,420)
Change in net unrealized appreciation (depreciation) of investments	24,471,820
Net realized and unrealized gain (loss)	(4,334,600)
Net increase (decrease) in net assets applicable to Common shares from operations	$(3,395,050)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$939,550	$1,989,628
Net realized gain (loss) from investments	(28,806,420)	(12,940,895)
Change in net unrealized appreciation (depreciation) of investments	24,471,820	16,965,942
Net increase (decrease) in net assets applicable to Common shares from operations	(3,395,050)	6,014,675
Distributions to Common Shareholders
From and in excess of net investment income	(894,906)	—
From net investment income	—	(1,964,253)
Return of capital	—	(382,455)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(894,906)	(2,346,708)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	14,032	94,997
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	14,032	94,997
Net increase (decrease) in net assets applicable to Common shares	(4,275,924)	3,762,964
Net assets applicable to Common shares at the beginning of period	37,656,597	33,893,633
Net assets applicable to Common shares at the end of period	$33,380,673	$37,656,597
Undistributed (Over-distribution of) net investment income at the end of period	$(123,083)	$(167,727)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended December 31, 2011 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(3,395,050)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(6,167,955)
Proceeds from sales and maturities of investments	9,864,500
Proceeds from (Purchases of) short-term investments, net	(3,572,536)
Amortization (Accretion) of premiums and discounts, net	(8,298)
(Increase) Decrease in:
Receivable for dividends	(14,431)
Receivable for interest	2,759
Other assets	10,892
(Increase) Decrease in:
Payable for investments purchased	8,341
Accrued expenses	(33,255)
Net realized (gain) loss from investments	28,806,420
Change in net unrealized (appreciation) depreciation of investments	(24,471,820)
Net cash provided by (used in) operating activities	1,029,567
Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(1,034,485)
Net cash provided by (used in) financing activities	(1,034,485)
Net Increase (Decrease) in Cash	(4,918)
Cash at the beginning of period	227,450
Cash at the End of Period	$222,532

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $14,032.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions								Total Returns
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)	Distributions from Capital Gains to FundPreferred Share- holders(b)	Total	Net Investment Income to Common Share- holders(h)	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Offering Costs, Fund Structuring Fee and FundPreferred Share Underwriting Discounts		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)
Year Ended 6/30:
2012	(g)	$2.69	$.07	$(.31)	$—	$—	$(.24)	$(.06)	$—	—	$(.06)	$—		$2.39	$2.05	(16.26)%	(9.11)%
2011		2.43	.14	.29	—	—	.43	(.14)	—	(.03)	(.17)	—		2.69	2.52	6.35	18.96
2010		2.89	.21	(.44)	—	—	(.23)	(.19)	—	(.04)	(.23)	—		2.43	2.54	(11.59)	(7.93)
2009		7.58	.51	(4.55)	(.05)	—	(4.09)	(.59)	—	(.01)	(.60)	—		2.89	3.14	(48.08)	(55.30)
2008		14.66	1.24	(6.98)	(.25)	(.01)	(6.00)	(1.03)	(.05)	—	(1.08)	—	*	7.58	7.23	(44.63)	(43.04)
2007	(f)	14.46	1.24	.14	(.24)	(.02)	1.12	(.87)	(.05)	—	(.92)	—		14.66	14.42	16.84	7.98
Year Ended 7/31:
2006		14.12	1.10	.27	(.23)	—	1.14	(.80)	—	—	(.80)	—		14.46	13.18	4.52	8.28

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)						FundPreferred Shares at End of Period
		Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate		Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share
Year Ended 6/30:
2012	(g)	$33,381	.93	%**	4.61	%**	.06	%**	5.49	%**	19%		$—	$—	$—
2011		37,657	1.47		4.97		.59		5.85		28		—	—	—
2010		33,894	1.44		7.47		.97		7.94		2		—	—	—
2009		40,132	1.61		12.00		1.21		12.40		—	***	—	—	—
2008		105,103	1.54		9.81		1.09		10.26		10		78,000	25,000	58,687
2007	(f)	203,128	1.44	**	8.84	**	1.02	**	9.26	**	28		78,000	25,000	90,105
Year Ended 7/31:
2006		200,354	1.45		7.29		1.03		7.71		38		78,000	25,000	89,216

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, where applicable.

(e)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(f)  For the eleven months ended June 30, 2007.

(g)  For the six months ended December 31, 2011.

(h)  Represents distributions paid "From and in excess of net investment income" for the six months ended December 31, 2011.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Calculates to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the NYSE Amex and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing at least 80% of its managed assets in adjustable rate preferred stock and other adjustable rate securities that the Fund believes, at the time of investment, are eligible to pay dividends that qualify for favorable federal income tax treatment (eligibility for the "dividends received deduction" or classified as "qualified dividend income"). At least 90% of the Fund's managed assets will be invested in securities that, at the time of investment, are rated investment grade, or are unrated but judged to be of comparable quality by the Fund's sub-advisor, Spectrum Asset Management ("Spectrum").

A substantial portion of the Fund's investments will be invested in securities issued by banking companies and other financial institutions, including securities of middle market banking companies. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate. The Fund may invest up to 25% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in investment-grade securities issued by non-financial companies.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

The prices of preferred securities issued by major banking companies and other securities in the Fund's investment portfolio are generally provided by independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the- counter market at the last sales price on that day, or, in the absence of trade volume, an evaluated bid price when market quotations are readily available. These securities are generally classified as Level 1 or Level 2 for fair value measurement purposes, depending on the priority of the significant inputs. The pricing services may value preferred securities issued major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Fund's Board of Trustees has approved procedures which permit Nuveen Funds Advisors, Inc., (the "Adviser"), a wholly-owned subsidiary of Nuveen Investment, Inc. ("Nuveen") to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics.

The preferred securities issued by middle market banking companies in which the Fund invests are not listed on an organized exchange. Market quotations are not readily-available and no secondary market exists for such securities. The market for such investments is significantly less liquid relative to markets for other securities. Consequently, preferred securities issued by middle market banking companies may be valued by the Fund's Board of Trustees or its designee at fair value as described below. A security's fair value may differ significantly from the value that would have been determined had there been an active market for these preferred securities. These securities are generally classified as Level 3.

Nuveen Investments

Prices of fixed-income securities are provided by pricing services approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When market quotations are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternately, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund may make as part of its monthly distributions supplemental amounts from sources other than net investment income ("Managed Distribution Program"). However, during this period the Fund has not implemented its Managed Distribution Program, due to the fact that the Fund's monthly distributions during this period did not include any supplemental amounts representing actual or anticipated portfolio price appreciation.

If the Fund were to implement its Managed Distribution Program, the Fund would seek to establish a distribution rate that reflects not only the projected net income from its portfolio of floating-rate securities but potentially also a portion of any anticipated recovery over time in the value of these securities. In such an implementation, total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year were to exceed the Fund's total return on net asset value, the difference would be treated as a return of capital for tax purposes and would reduce net asset value per share.

The final determination of the source and character of all distributions for the fiscal year ended June 30, 2011, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended December 31, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of December 31, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at December 31, 2011, reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended June 30, 2009, the Fund redeemed all $78,000,000 of its outstanding 3,120 Series Th FundPreferred shares, at liquidation value.

During the fiscal year ended June 30, 2011, lawsuits pursuing claims made in a demand letter alleging that the Fund's Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund's FundPreferred shares had been filed on behalf of shareholders of the Fund and against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. Nuveen and the other named defendants filed a motion to dismiss the lawsuits and on December 16, 2011, the court granted that motion dismissing the lawsuits. The plaintiffs failed to file an appeal on the court's decision within the required time period, resulting in the final disposition of the lawsuits.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including credit default swaps and interest rate swaps. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did make any such investments during the six months ended December 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Preferred Securities	$5,931,942	$5,346,563	$7,806,529	$19,085,034
Capital Preferred Securities	1,436,000	7,907,319	—	9,343,319
Short-Term Securities	—	4,660,910	—	4,660,910
Total	$7,367,942	$17,914,792	$7,806,529	$33,089,263

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of the Fund's Level 3 investments held at the beginning and end of the measurement period:

	Level 3 Preferred Securities	Level 3 Capital Preferred Securities	Level 3 Total
Balance at the beginning of period	$17,443,755	$53,499	$17,497,254
Gains (losses):
Net realized gains (losses)	(23,897,500)	(5,002,063)	(28,899,563)
Net change in unrealized appreciation (depreciation)	23,322,774	4,950,000	28,272,774
Purchases at cost	—	564	564
Sales at proceeds	(9,062,500)	(2,000)	(9,064,500)
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$7,806,529	$—	$7,806,529
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(2,323,303)	$—	$(2,323,303)

During the six months ended December 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended December 31, 2011.

4. Fund Shares

Common Shares

Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding Common shares.

Transactions in Common shares were as follows:

	Six Months Ended 12/31/11	Year Ended 6/30/11
Common shares issued to shareholders due to reinvestment of distributions	5,658	38,359

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended December 31, 2011, were as follows:

Purchases	$6,167,955
Sales and maturities	9,864,500

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of Investments	$98,590,556
Gross unrealized:
Appreciation	$11,098
Depreciation	(65,512,391)
Net unrealized appreciation (depreciation) of investments	$(65,501,293)

Permanent differences, primarily due to return of capital distributions, resulted in reclassifications among the Fund's components of Common share net assets at June 30, 2011, the Fund's last tax year end, as follows:

Paid-in surplus	$(382,455)
Undistributed (Over-distribution of) net investment income	382,455
Accumulated net realized gain (loss)	—

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Fund's last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2011, paid on July 1, 2011.

The tax character of distributions paid during the Fund's last tax year ended June 30, 2011 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$1,989,628
Distributions from net long-term capital gains	—
Return of capital	382,455

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2011, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
June 30, 2016	$350,745
June 30, 2017	38,341,520
June 30, 2018	16,472,367
June 30, 2019	8,800,000
Total	$63,964,632

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through June 30, 2011, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer post-October losses as follows:

Post-October capital losses	$4,140,895

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for the Fund was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Spectrum, under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund by the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Effective March 31, 2010, the Adviser has agreed to voluntarily waive the Fund's management fees until further notice. This voluntary waiver is a replacement for the contractual reimbursement as described above.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03, ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sale (purchase) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for the interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays Capital Aggregate Bond Index: A market capitalization-weighted measure of U.S.-traded investment grade bonds, including Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Merrill Lynch Adjustable Rate Preferred Index: An unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers. Index returns assume the reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JFP	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

ESA-A-1211D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)                    See Portfolio of Investments in Item 1.

(b)                   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 9, 2012